Exhibit 10.6

NOTICE OF CONFIDENTIALlTY RIGHTS; IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

AMENDMENT TO DEVELOPMENT UNIT AGREEMENT 2837
HUDSPETH OPERATING, LLC
HUDSPETH COUNTY, TEXAS

This AMENDMENT TO DEVELOPMENT UNIT AGREEMENT 2837 (this “Amendment”), effective as of January 1, 2020, is entered into by and between the Commissioner of the General Land Office on behalf of the State of Texas (collectively referred to as “Lessor” or the “State” and as approved by the Board for Lease of University Lands (hereinafter referred to as the “Board” with both the State of Texas and Board collectively referred to as “University Lands”), Lessee and any other party who has or may execute this Amendment (collectively referred to as “Lessees” and individually as “lessee”) and Operator (the “Operator”), Parties executing this Amendment are individually referred to as a “Party” and collectively referred to as the “Parties”.

BACKGROUND

WHEREAS, on January 1, 2017, the Parties entered into that certain. DEVELOPMENT UNIT AGREEMENT 2837 (the “DUA”), recorded as Document. #00000144907 of the Official Records of Hudspeth County, Texas.

WHEREAS, effective July 31, 2018, University Lands gave its consent to allow the Lessee to change the Operator of record from Founders Oil & Gas Operating, LLC to the current Operator, Maverick Operating, LLC.

WHEREAS, the Parties now wish to amend the DUA to again update the Operator and to amend the Continuous Development Obligation.

WHEREAS, capitalized terms not defined herein shall have the meaning ascribed to them in the DUA.

NOW THEREFORE, “for adequate” consideration and to “effectuate the foregoing, the Parties” agree that ARTICLE 1.5, ARTICLE 4.2, ARTICLE 6.3, ARTICLE 6.9, and ARTICLE 7.2 are hereby deleted in their entirety and replaced as follows:

1.5	OPERATOR

Operator shall mean and refer to Hudspeth Operating, LLC, while the Development Unit Wells are being, drilled and thereafter shall mean and refer to the Party designated and authorized by Lessees to conduct any and all operations under this Agreement, acting as Operator, if at any time no party is authorized to conduct such operations, each reference in this Agreement to Operator shall mean and refer to all Lessees.

Amendment to Development Unit Agreement Number #2837

4.2	CONTINUOUS DEVELOPMENT OBLIGATION

No Development Unit wells will be required for the calendar year beginning on January 1, 2020 and ending December 31 2020. Beginning January 1, 2021 and prior to December 31, 2021, Operator will drill four (4) Development Unit Wells. Beginning January 1, 2022 and prior to December 31, 2022, Operator will drill and complete five (5) Development Unit Wells, Beginning January 1, 2023, and prior to December 31, 2023, Operator will drill and complete five (5) Development Unit Wells. Beginning January 1, 2024 and prior to December 31, 2024, Operator will drill and complete five (5) Development Unit Wells. All Development Unit Wells will be drilled to completion in good faith and in a good and workmanlike manner. If the Parties agree to continue this Drilling and Development Unit beyond 2024, the Parties will determine the Continuous Drilling Obligation required after 2024. Thereafter, Operator will commence the spudding of Development Unit WelIs is until Development Unit Wells have been drilled on the Development Unit in ail commercially productive benches and formations to the maximum density permitted by the rules, regulations, or orders of the Railroad Commission and as approved by University Lands or as indicated on EXHIBIT C. The attached EXHIBIT C illustrates the acreage allocation for horizontal Development Unit Wells drilled within the Development Unit, Nothing herein will relieve the Operator or any Lessee from any obligation to reasonably develop as a whole the Lands and Leases committed hereto. Upon drilling and completing Development Unit Wells to the maximum density as required in this Article 4.2, Operator will agree to fully develop any additional commercially productive formation or subzone (Marker) within a formation until the Development Unit has been fully developed. Notwithstanding the Continuous Development Obligation set forth above, if Operator spuds and completes more than the required number of Development Unit Wells for a calendar year period, Operator will be allowed a credit for each additional Development Unit Well drilled during such year, that may be carried over to the Operator’s Continuos Drilling Obligation for the next calendar year period.

6.3	TERM

The Term of this Agreement begins on the Effective Date set in Article 6.2 and, unless terminated under Article 6.4, continues until December 31, 2024, unless this Agreement is extended by all Parties as outlined in Article 6.9.

6.9	EXTENSION OF DRILLING AND DEVELOPMENT UNIT

Provided Operator satisfies the Drilling and Development obligations as set out in Article 4.2 on or before December 31, 2024, the Parties may renegotiate for an additional five (5) year term, extending the term of the Agreement until December 31, 2029. This additional term will be based on a Consideration Fee of Twenty-five dollars ($25.00)/Undeveloped Acre, or an increased number of wells to be drilled and completed during this term, or a combination of these two provisions. For purposes of this provision, Developed Acreage, as to any vertical well, will mean and refer to the acreage in a Tract allocated to each Development Unit Well for production purposes pursuant to the applicable rules and regulations of the Railroad Commission of Texas and as agreed upon and approved by University Lands Developed Acreage, as to any horizontal drainhole well, will be the total of the acreage allocated to a horizontal drainhole well as stated in EXHIBIT C of this Agreement, plus tolerance acreage (approximately twenty (20) additional acres), if needed, or shall be the number of acres the Railroad Commission of Texas allocates the operator to assign to obtain an allowable for the horizontal well pursuant to the applicable Statewide and/or Special Field Rules and as agreed upon and approved by University Lands, Undeveloped Acres will mean any acreage not allocated to a Development Unit Well. Notwithstanding anything else contained herein to the contrary, in the event the Operator, as Lessee, desires to extend this Agreement as provided in this Paragraph, the Operator has the right to select all or any part of the undeveloped acreage to extend and Is not required to extend all Undeveloped Acreage contained in the Development Unit.

Amendment to Development Unit Agreement Number #2837

7.2	NOTICES/ADDRESSES

Any records, reports or other information required to be filed, by this Agreement may be mailed to the addresses shown below. Any notices required to be given under this Agreement shall be effective three days after deposit in the United States Mail, at the appropriate address shown below:

The University of Texas System Board of Regents:
c/o University Lands
P.O. Box 553
Midland, TX 79702

Operator:
Hudspeth Operating, LLC
6300 Ridglea Place
Suite 890
Fort Worth, TX 76116

* * *

To the extent of a conflict between the terms of the DUA and this Amendment, this Amendment will control.

Except as specifically modified by this Amendment, the Parties adopt, ratify, and confirm all the terms and conditions Of the DUA.

The effective date of this Amendment is retroactive and shall be January 1, 2020.

IN WITNESS’ WHEREOF, the parties’ have executed this AMENDMENT TO DEVELOPMENT UNIT AGREEMENT 2837 on the date evidenced by their respective certificate of acknowledgement hereof.

Amendment to Development Unit Agreement Number #2837

INTENTIONALLY BLANK SIGNATURES FOLLOW

Amendment to Development Unit Agreement Number #2837

University Lands LESSOR By: /s/ William R. Murphy Jr. Name: William R. Murphy, Jr. Title: [NOTARY SEAL]

THE STATE OF TEXAS      §

      §

COUNTY OF HARRIS         §

This instrument was acknowledged before me on this the 29th day of August, 2022, by, William R. Murphy Jr, Chief Executive Officer of University Lands, on behalf of said company.

/s/ Shauna R. Rowlett
Notary Public

Hudspeth Oil Corporation LESSEE By: /s/ Ken Rice Name: Ken Rice Title: Manager [NOTARY SEAL]

THE STATE OF Nova Scotia    §

            §

COUNTY OF Halifax                §

This instrument was acknowledged before me on this the 27 day of July, 2022, by, Ken Rice, Manager of Hudspeth Oil Corporation, a Nevada Corporation, on behalf of said company.

/s/ Noel W. Fellows
Notary Public

Wolfbone Investments LESSEE By: /s/ Greg McCabe Name: Greg McCabe Title: Manage [NOTARY SEAL]

THE STATE OF TEXAS      §

      §

COUNTY OF Midland          §

This instrument was acknowledged before me on this the 9th day of August, 2022, by Greg McCabe, Manager of Wolfbone Investments, LLC, a Texas limited liability company, on behalf of said company.

/s/ Amy Taylor
Notary Public

PANDORA ENERGY, LP, LESSEE By: /s/ R. Kenneth Dulin Name: R. Kenneth Dulin Title: General Partner [NOTARY SEAL]

THE STATE OF COLORADO      §

 §

COUNTY OF Boulder                  §

This instrument was acknowledged before me on this the 8 day of August, 2022, by, R. Kenneth Dulin as General Partner of Pandora Energy LP, a Colorado limited partnership, on behalf of said company.

/s/ Prabin Raj Gautam
Notary Public

Amendment to Development Unit Agreement Number #2837

Amendment to Development Unit Agreement Number #2837

Hudspeth Operating, LLC OPERATOR By: /s/ Ken Rice Name: Ken Rice Title: Manager [NOTARY SEAL]

THE STATE OF Nova Scotia      §

              §

COUNTY OF Halifax                  §

This instrument was acknowledged before me on this the 27 day of July, 2022, by, Ken Rice, Manager of Hudspeth Operating, LLC, a Texas limited liability company, on behalf of said company.

/s/ Noel W. Fellows
Notary Public

STATE OF TEXAS Lessor By: George P. Bush – Chairman Commission of the General Land Office Date:	BOARD FOR LEASE OF UNIVERSITY LANDS By: George P. Bush – Board for Lease of University Lands Date:

Amendment to Development Unit Agreement Number #2837

Hudspeth Operating, LLC
OPERATOR

By:______________________
Name: Ken Rice
Title: Manager

THE STATE OF ________ §
§
COUNTY OF ________ §

____
Notary Public

STATE OF TEXAS

By: ______________________
Mark A. Havens – Chief Clerk and Deputy Land Commissioner

Date: 10/11/22

BOARD FOR LEASE OF UNIVERSITY LANDS

By: ______________________
Mark A. Havens – Deputy Land Commissioner on behalf of George P. Bush Chairman Board for Lease of University Lands

Date: 10/11/22

FILED FOR RECORD
AT 12:54 **O'CLOCK** P **M.**
ON THE 1st **DAY OF** November
A.D., 2022

Hon. Brenda Sanchez
COUNTY CLERK HUDSPETH COUNTY, TEXAS

BY __________ **DEPUTY**

STATE OF TEXAS
COUNTY OF HUDSPETH
I hereby certify that this instrument was **FILED** on the date and at the time stamped hereon by me and was duly **RECORDED** in the Volume and Page of the 00000155838.
Records of Hudspeth County, Texas

COUNTY CLERK
HUDSPETH COUNTY, TEXAS